UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 18, 2017

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01 Other Events

Intent to Launch Tender Offer and Announcement of Suspension of Share Redemption Programs

On August 18, 2017, Hines Global REIT II, Inc. (the “Company”) announced that its board of directors (the “Board”) intends to approve, at a later date, a tender offer for a portion of the Company’s currently named Class A Shares, Class T Shares and Class I Shares issued and outstanding (the “Tender Offer”), which is expected to commence on or around October 3, 2017 following the announcement of a new net asset value (“NAV”) per share. Subject to the Board’s approval, the specific terms of the Tender Offer will be disclosed in the Company’s future public filings in accordance with the applicable regulations of the Securities and Exchange Committee. The Board intends that the Tender Offer be made at a price equal to the then-current NAV per share.

In connection with the Board’s intent to approve the proposed Tender Offer, the Company is suspending its Share Redemption Program Applicable to Class A Shares and Class T Shares and its Share Redemption Program Applicable to Class I Shares and Class J Shares (collectively, the “Share Redemption Programs”), effective immediately, as required by Rule 14e-5 promulgated under the Securities Exchange Act; provided, that, with respect to any requests for the redemption of shares submitted in good order in connection with the death or disability of a stockholder for the month of August 2017 the Company plans to redeem such shares on August 31, 2017 in accordance with the terms of its Share Redemption Programs. Thereafter, the Company’s Share Redemption Programs will be suspended with respect to all redemption requests. The Company anticipates lifting the suspension and reinstating its Share Redemption Programs following the termination of the proposed Tender Offer.

Statements in this Current Report on Form 8-K, including statements about the Board’s intent to approve the Tender Offer and the reinstatement of the Share Redemption Programs are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. The forward-looking statements included herein are based on our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties that could cause actual outcomes and results to differ materially.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

August 18, 2017	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer